Exhibit 99.1

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of this 22nd day of August, 2011 by and between I.D. Systems, Inc., a Delaware corporation (the “Company”), and Avis Budget Group, Inc., a Delaware corporation (the “Investor”).

Recitals:

The Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, one million (1,000,000) shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company and a warrant, in the form of Exhibit A annexed hereto and made a part hereof (the “Warrant”), to purchase six hundred thousand (600,000) shares of Common Stock for an aggregate purchase price of Four Million Six Hundred Four Thousand Five Hundred Dollars ($4,604,500) (the “Purchase Price”).

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor hereby agree as follows:

1.           Definitions.  In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the 1933 Act.

“Action” has the meaning set forth in Section 4.7.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New Jersey are open for the general transaction of business.

“Closing” means the closing of the transactions contemplated by this Agreement.

“Closing Date” means the date of the Closing.

“Commission” means the United States Securities and Exchange Commission or any successor thereto.

“Common Stock” has the meaning set forth in the Recitals.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Employee Benefit Plan(s)” shall mean each employment, consulting, salary, bonus, vacation, deferred compensation, incentive compensation, stock purchase, stock option or other equity-based, severance, termination, retention, change-in-control, death and disability benefits, hospitalization, medical, life or other insurance, flexible benefits, supplemental unemployment benefits, other welfare fringe benefits, profit-sharing, pension or retirement plans, program, practice agreement or commitment and each other employee benefit plan or arrangement, whether written, unwritten or otherwise, funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, which is or has been sponsored, maintained, contributed to or required to be contributed to by the Company and with respect to which the Company has or may have any liability or obligation.

“Evaluation Date” has the meaning set forth in Section 4.19.

“GAAP” has the meaning set forth in Section 4.10.

“Intellectual Property Rights” has the meaning set forth in Section 4.16.

“Investor Party” has the meaning set forth in Section 6.4.

“Master Software License Agreement” means that certain Master Software License, Information Technology Services, and Equipment Purchase Agreement by and between the Company and Avis Budget Car Rental, LLC, an affiliate of the Investor.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, properties, results of operations, condition (financial or otherwise) or business of the Company and its Subsidiaries, individually or taken as a whole, or (ii) the ability of the Company to issue and sell the Securities contemplated hereby and to perform its obligations under the Transaction Documents.

 “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Purchase Price” has the meaning set forth in the Recitals.

“Securities” means the Shares, the Warrant and the Warrant Shares.

“SEC Filings” has the meaning set forth in Section 4.10.

“Shares” has the meaning set forth in the Recitals.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

 “Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement and the Warrant.

“Transfer” means to sell, assign, transfer or dispose of.

“Warrant” has the meaning set forth in the Recitals.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrant.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.           Purchase and Sale of the Shares and the Warrant.  Subject to the terms and conditions of this Agreement, at the Closing, the Investor shall purchase, and the Company shall sell and issue to the Investor, the Shares and the Warrant in exchange for the Purchase Price.  The Purchase Price shall be allocated (a) 99% to the Shares and (b) 1% to the Warrant.  The Investor shall pay the Purchase Price, in United States dollars, by wire transfer of immediately available funds to the Company’s account set forth on Schedule I attached hereto.

3.           Closing.  The Closing shall take place at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York, at 10:00 a.m. on the second (2nd) Business Day immediately following the satisfaction (or waiver) of the conditions to Closing set forth in Section 6, or at such other time and place as the Company and the Investor mutually agree upon.  At the Closing, the Company shall deliver to the Investor (i) a stock certificate, registered in the name of the Investor, representing the Shares and (ii) the Warrant.

4.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investor on and as of date hereof and the Closing Date, that, except as set forth in the SEC Filings or the schedules delivered herewith (collectively, the “Disclosure Schedules”):

4.1           Organization, Good Standing and Qualification.  Each of the Company and its Subsidiaries, a complete list of which is set forth on Schedule 4.1 hereto, is a corporation, limited liability company or other entity duly incorporated or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and has all requisite corporate or limited liability power and authority to carry on its business as now conducted and to own its properties.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, operating agreement, bylaws or other organizational or charter documents.  Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or its leasing of property makes such qualification or licensing necessary, unless the failure to so qualify would not have a Material Adverse Effect.  Except as set forth on Schedule 4.1 or in the SEC Filings, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

4.2           Authorization.  The Company has full power and authority and has taken all requisite action on the part of the Company for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities.  The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

4.3           Valid Issuance.  The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.  The Warrant has been duly and validly authorized.  Upon the due exercise of the Warrant in accordance with its terms, the Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.  The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrant, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.4           Consents.   The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, no notice to, or filing with, any Person, governmental body, agency, or official other than those consents set forth on Schedule 4.4 and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

4.5           No Conflict, Breach, Violation or Default.  The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company Bylaws, both as in effect on the date hereof, or (ii)(a) any statute, rule, regulation or order of any governmental agency or body (including the Federal Communications Commission and Occupational Safety and Health Administration), any exchange (including the Nasdaq Stock Market), or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) except as set forth on Schedule 4.5, any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

4.6           Certificates, Authorities and Permits.  The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies (including the Federal Communications Commission) necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

4.7           Litigation.  There are no pending actions, suits or proceedings before a court of competent jurisdiction or a tribunal (collectively, an “Action”) against the Company which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or result in, a Material Adverse Effect.  Neither the Company nor any Subsidiary is or has been within the last five (5) years the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  To the knowledge of the Company, there has not been and there is not pending or contemplated any investigation by the Commission targeting the Company or any current or former director or officer of the Company in respect of any actions by such director or officer with respect to the Company.

4.8           Brokers and Finders.  No Person will have, as a result of the issuance of the Securities, any valid right, interest or claim against or upon the Company, any Subsidiary or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

4.9           Private Placement.  Subject to the accuracy of the representations and warranties of the Investor contained in Section 5 hereof, the offer and sale of the Securities to the Investor as contemplated hereby is exempt from the registration requirements of the 1933 Act.

4.10           SEC Filings.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months immediately preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein being collectively referred to herein as the “SEC Filings”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Filings prior to the expiration of any such extension.  As of their respective dates, the SEC Filings complied in all material respects with the requirements of the 1933 Act and the 1934 Act, as applicable, and none of the SEC Filings, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the 1933 Act. The financial statements of the Company included in the SEC Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.11           Capitalization.  There were 11,054,884 shares of Common Stock outstanding as of the close of business on August 11, 2011, as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011.  Except as set forth on Schedule 4.11, the Company has not issued any capital stock since August 11, 2011, other than pursuant to the exercise of employee and director stock options under the Company’s equity compensation plans, the issuance of employee and director equity compensation under the Company’s equity compensation plans and the issuance of shares of Common Stock to employees and directors pursuant to the Company’s equity compensation plans.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities and except as set forth on Schedule 4.11 or in the SEC Filings, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and, except as set forth on Schedule 4.11, will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.  All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  Except for agreements filed as exhibits to the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

4.12           Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Filings, except as specifically disclosed in a subsequent SEC Filing filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

4.13           Employment Matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.14           Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other material written agreement or written instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body in which the Company or a Subsidiary is named as a party, or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or result in a Material Adverse Effect.

4.15           Title to Assets.  The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties except, in each case, where the failure to do so could not have or result in a Material Adverse Effect.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

4.16           Patents and Trademarks.  Except as set forth in Schedule 4.16, the  Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Filings and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Except as set forth in Schedule 4.16, neither the Company nor any Subsidiary has received, within the past thirty six (36) months, a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person.  Except as set forth in Schedule 4.16, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing material infringement by another Person of any of the Intellectual Property Rights owned by the Company or any Subsidiary.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy and confidentiality of all of their owned Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, have a Material Adverse Effect.

4.17           Insurance.  Except as set forth on Schedule 4.17, the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

4.18           Transactions With Affiliates and Employees.  Except as set forth in the SEC Filings, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or any Subsidiary and (iii) other employee benefits, including stock option agreements under any equity compensation plan of the Company.

4.19           Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the 1934 Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

4.20           Investment Company.  The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.21           Registration Rights.  No Person has any right to cause the Company to effect the registration under the 1933 Act of any securities of the Company.

4.22           Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the 1934 Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the 1934 Act nor has the Company received any written notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements in all material respects.

4.23           Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investor as a result of (i) the Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities, (ii) the Investor acquiring the Warrant Shares and (iii) the Investor’s ownership of the Securities; provided, however, the foregoing does not apply to any shares of Common Stock acquired by the Investor or its Affiliates after the date hereof (other than the Shares and the Warrant Shares).

4.24           Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Master Software License Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents and the existence of, the transactions contemplated by and any discussions related to the Master Software License Agreement.   The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company.  Any disclosures made by the Company in the Transaction Documents and the Disclosure Schedules are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that the Investor does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5 hereof.  Except as otherwise expressly set forth in this Agreement, none of the representations and warranties in this Agreement applies to the Master Software License Agreement or any of the information delivered or communicated in connection therewith, as the Master Software License Agreement was negotiated independently of this Agreement.

4.25           No Integrated Offering.  Assuming the accuracy of the Investor’s representations and warranties set forth in Section 5, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security issued by the Company or solicited any offers to buy any security issued by the Company, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

4.26           Tax Status.  Except for matters that could not, individually or in the aggregate, have or result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

4.27           Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.28           Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

5.           Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company on and as of the date hereof and the Closing Date that:

5.1           Authorization.  The execution, delivery and performance by the Investor of the Transaction Documents to which the Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.2           Purchase Entirely for Own Account.  The Securities will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act; provided, however, by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act but subject at all times to the transfer restrictions set forth in Section 8.  The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

5.3           Investment Experience.  The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.4           Disclosure of Information.  The Investor has had an opportunity to receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

5.5           Restricted Securities.  The Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.6           Legends.

(a)           It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

“The securities represented hereby may not be transferred unless (A)(i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, or (ii) the Company has received an opinion of counsel satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws and (B) such transfer is in compliance with the terms of the Purchase Agreement between the Company and the Investor, including the transfer restrictions set forth in Section 8 thereof.”

(b)           If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

(c)           The Investor acknowledges and agrees that the Securities are subject to the transfer restrictions set forth in Section 8 of this Agreement.

5.7           Accredited Investor.  The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

5.8           No General Solicitation.  The Investor did not learn of the investment in the Securities as a result of any “general advertising” or “general solicitation” as those terms are contemplated in Regulation D, as amended, under the 1933 Act.

5.9           Brokers and Finders.  No Person will have, as a result of the issuance of the Securities, any valid right, interest or claim against or upon the Company, any Subsidiary or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

6.           Other Agreements of the Parties.

6.1           Furnishing of Information.  As long as the Investor owns any Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act.  As long as the Investor owns at least ten percent (10%) of the number of shares of Common Stock and the Common Stock Equivalents acquired at the Closing, if the Company is not required to file reports pursuant to the 1934 Act, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) such information as is required for the Investor to sell the Securities, including without limitation, under Rule 144.  As long as the Investor owns at least ten percent (10%) of the number of shares of Common Stock and the Common Stock Equivalents acquired at the Closing, the Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the 1933 Act, including without limitation, within the requirements of the exemption provided by Rule 144.  This Section 6.1 shall terminate and be of no further force and effect at such time as the Investor may sell the Securities pursuant to Rule 144 without volume limitations and without regard to the current public information requirements of Rule 144(c).

6.2           Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

6.3           Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Investor is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Investor could be deemed to trigger the provisions of any such plan or arrangement, solely by virtue of receiving Securities under the Transaction Documents.  For the avoidance of doubt, the foregoing shall not apply to any securities (other than the Shares and the Warrant Shares) acquired either alone or together with the Securities issued under the Transaction Documents, by the Investor and its Affiliates after the date hereof.

6.4           Indemnification of Investor.  Subject to the provisions of this Section 6.4, the Company will indemnify and hold the Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Investor (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Investor in any capacity, or any other Investor Party or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Investor or any other Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Investor’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by the Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, the Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party.  Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel but solely with respect to the issue(s) with which there is (are) a material conflict of interest.  The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement or in the other Transaction Documents.  The indemnification rights under this Section 6.4 shall be the sole and exclusive remedy for any claims by the Investor and any other Investor Party arising out of a breach of any of the representations and warranties made by the Company in Section 4 of this Agreement.

6.5           Reservation of Common Stock.  As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

6.6           Listing of Common Stock.  Except in connection with a going private transaction, the Company shall use its commercially reasonable efforts to maintain the listing or quotation of the Common Stock on a Trading Market, and the Company shall promptly apply to list or quote all of the Shares and Warrant Shares on the Nasdaq Stock Market and promptly secure the listing of all of the Shares and Warrant Shares on the Nasdaq Stock Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible.

7.           Conditions to Closing.

7.1.           Conditions to the Investor’s Obligations. The obligation of the Investor to purchase the Securities at the Closing is subject to the fulfillment to the Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investor:

(a)           The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects at all times prior to and on the Closing Date.

(b)           The Company shall have obtained in a timely fashion any and all consents, approvals and waivers necessary or appropriate for consummation of the purchase and sale of the Securities, and all of which shall be and remain so long as necessary in full force and effect.

(c)           No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(d)           The Company shall have delivered to the Investor the Warrant, duly executed by the Company.

(e)           The Company shall have delivered to the Investor the Master Software License Agreement, duly executed by the Company.

(f)           The Nasdaq Stock Market shall have approved the Company’s application for the listing of the Shares and the Warrant Shares and shall not have objected to the transactions contemplated by this Agreement.

(g)           The Company shall have delivered to the Investor a legal opinion of Lowenstein Sandler PC addressed to the Investor in a form acceptable to the Investor.

(h)           The Company shall have delivered to the Investor a certificate evidencing the formation and good standing of the Company and each of its domestic Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

7.2.           Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Securities to the Investor at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which (other than subsection (b) below) may be waived by the Company:

(a)           The representations and warranties made by the Investor in Section 5 hereof shall be true and correct at all times prior to and on the Closing Date.

(b)           The Investor shall have delivered the Purchase Price to the Company.

(c)           No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(d)           The Investor shall have delivered to the Company the Master Software License Agreement, duly executed by Avis Budget Car Rental, LLC.

(e)           The Nasdaq Stock Market shall have approved the Company’s application for the listing of the Shares and the Warrant Shares and shall not have objected to the transactions contemplated by this Agreement.

8.           Transfer Restrictions.

(a)           The Securities may not be Transferred by the Investor prior to the twelve-month anniversary of the Closing Date.  Following the twelve-month anniversary of the Closing Date, the Investor may, subject to compliance with applicable securities laws, Transfer the Securities.  The Investor acknowledges and agrees that the Company shall issue to its transfer agent such instructions, directions and stop transfer orders as are necessary to implement the provision of this Section 8.

(b)           The Warrant shall be exercisable as to One Hundred Thousand (100,000) of the Warrant Shares on the date of issuance of the Warrant, and the remaining Five Hundred Thousand (500,000) of the Warrant Shares shall not be exercisable unless and until Avis Budget Car Rental, LLC has executed and delivered to the Company SOW #2 (as defined in the Master Software License Agreement) in the form attached to the Master Software License Agreement, on the date hereof.

9.           Miscellaneous.

9.1           Survival.  All representations and warranties contained in this Agreement shall be deemed to be representations and warranties as of the date hereof, and such representations and warranties, together with the right to assert a claim in respect thereof, shall expire on the second anniversary of the Closing Date.  The covenants and agreements contained in this Agreement shall survive the Closing Date until the applicable statute of limitations.

9.2           Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Neither the Company nor the Investor may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party; provided, however, that the Investor may assign some or all of its rights hereunder to any Affiliate of the Investor without the consent of the Company.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

9.3           Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

9.4           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.5           Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

I.D. Systems, Inc.
123 Tice Boulevard
Woodcliff Lake, NJ 07677
Attention:  Jeffrey Jagid
Fax:

With a copy to:

Lowenstein Sandler PC
1251 Avenue of the Americas
New York, NY 10020
Attention:  Steven E. Siesser, Esq.
Fax:  (973) 597-2507

If to the Investor:

Avis Budget Group, Inc.
6 Sylvan Way
Parsippany, NJ  07054
Attention: Michael K. Tucker, Executive Vice President and General Counsel
Telephone:  (973) 496-3565
Facsimile: (973) 496-3444

With a copy to:

Choate, Hall & Stewart LLP
Two International Place
Boston, MA  02110
Telephone:  (617) 248-5000
Facsimile:  (617) 248-4000
Attention:  Robert V. Jahrling, Esq.

9.6.           Expenses.  The Company and the Investor shall each bear their own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement.

9.7.           Amendments and Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor, or in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.  Any amendment or waiver effected in accordance with this Section 9.7 shall be binding upon each holder of the Securities at the time outstanding, each future holder of the Securities, and the Company.

9.8.           Publicity.  No public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investor without the prior consent of the Company (in the case of a release or announcement by the Investor) or the Investor (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market on which the Securities are then listed and trading.

9.9.           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.10.           Entire Agreement.  This Agreement, including Schedule I, the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.  Prior drafts or versions of this Agreement shall not be used to interpret this Agreement.

9.11.           Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.12           Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the co-exclusive jurisdiction of the courts of the State of New Jersey located in Bergen County and the United States District Court for the District of New Jersey located in Newark, New Jersey for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Purchase Agreement as of the date first above written.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name: Ned Mavrommatis
Title: Chief Financial Officer

AVIS BUDGET GROUP, INC.

By:	/s/ David B. Wyshner
Name: David B. Wyshner
Title: Chief Financial Officer

Exhibit A

Form of Warrant

See Exhibit 99.2

DISCLOSURE SCHEDULES

to the

PURCHASE AGREEMENT

by and between

I.D. SYSTEMS, INC.

and

AVIS BUDGET GROUP, INC.

Dated as of August 22, 2011

INTRODUCTION TO DISCLOSURE SCHEDULES

These Disclosure Schedules are made and given by I.D. Systems, Inc., a Delaware corporation (the “Company”), pursuant to Article IV of that certain Purchase Agreement (the “Agreement”), dated as of August 22, 2011, by and between the Company and Avis Budget Group, Inc., a Delaware corporation (“Avis”).  Capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

Nothing in these Disclosure Schedules is intended to broaden the scope of any representation or warranty contained in the Agreement.  No reference to or disclosure of any item or other matter in these Disclosure Schedules shall be deemed to be an admission or evidence of the materiality of such item, nor shall it establish a standard of materiality for any purpose whatsoever.

The section headings and subheadings in these Company Schedules are for the convenience of reference only and shall not be deemed to alter or affect the express description of the sections of these Disclosure Schedules set forth in the Agreement.  Each exception set forth in these Disclosure Schedules shall also be deemed to be disclosed with respect to any other section of the Agreement to which the relevance of such item is reasonably apparent.

The introductory language and the heading to each section and disclosure included in these Disclosure Schedules are inserted for convenience only and shall not create a different standard for disclosure than the language set forth in the Agreement.

In disclosing the information in these Disclosure Schedules, the Company expressly does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed herein.

List of Schedules

Schedule 4.1	Organization, Good Standing and Qualification

Schedule 4.4	Consents

Schedule 4.5	No Conflict, Breach, Violation or Default

Schedule 4.11	Capitalization

Schedule 4.16	Patents and Trademarks

Schedule 4.17	Insurance

Schedule 4.1

Organization

In response to the first sentence of Section 4.1 of the Agreement, set forth below is a complete list of the Subsidiaries of the Company:

•	Asset Intelligence, LLC (organized under the laws of Delaware)
•	I.D. Systems, GmbH (organized under the laws of Germany)
•	Didbox Ltd. (organized under the laws of the United Kingdom)

There are no other matters requiring disclosure on this Schedule 4.1 under Section 4.1 of the Agreement.

Schedule 4.4

Consents

None.

Schedule 4.5

No Conflict, Breach, Violation or Default

None.

Schedule 4.11

Capitalization

None.

Schedule 4.16

Patents and Trademarks

Below is a list of matters in response to the second sentence of Section 4.16 of the Agreement:

•	I.D. Systems, Inc. v. Shockwatch, Inc., Civil Action No. 11-2297 (JLL)

•	Shockwatch, Inc. v. I.D. Systems, Inc., Civil Action No. 11-956-0

•	Automotive Technologies International, Inc. v. I.D. Systems, Inc., Civil Action No. 6:11-cv-00196 (LED)

•	PJC Logistics LLC

There are no other matters requiring disclosure on this Schedule 4.16 under Section 4.16 of the Agreement.

Schedule 4.17

Insurance

None.